EXHIBIT 24.1





                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 4, 1996
                                        /s/ Robert B. Garber
                                        --------------------
                                        Robert B. Garber

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 4, 1996
                                        /s/ Arthur J. Bennert, Jr.
                                        --------------------------
                                        Arthur J. Bennert, Jr.

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 6, 1996
                                        /s/ James A. Cunningham
                                        -----------------------
                                        James A. Cunningham

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 6, 1996
                                        /s/ Charles H. Erhart, Jr.
                                        --------------------------
                                        Charles H. Erhart, Jr.

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 1, 1996
                                  /s/ Neal Gilliatt
                                  -----------------
                                  Neal Gilliatt

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 1, 1996
                                        /s/ Will J. Hoekman
                                        -------------------
                                        Will J. Hoekman

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 1, 1996
                                        /s/ Thomas C. Hutton
                                        --------------------
                                        Thomas C. Hutton

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 1, 1996
                                        /s/ W. Dwight Jackson
                                        ---------------------
                                        W. Dwight Jackson

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 6, 1996
                                        /s/ Charles O. Lane
                                        -------------------
                                        Charles O. Lane

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 6, 1996
                                        /s/ Sandra E. Laney
                                        -------------------
                                        Sandra E. Laney

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 1, 1996
                                        /s/ Kevin J. McNamara
                                        ---------------------
                                        Kevin J. McNamara

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 1, 1996
                                        /s/ Timothy S. O'Toole
                                        ----------------------
                                        Timothy S. O'Toole

                               POWER OF ATTORNEY



         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 2, 1996
                                        /s/ D. Walter Robbins, Jr.
                                        --------------------------
                                        D. Walter Robbins, Jr.

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 1, 1996
                                        /s/ Jerome E. Schnee
                                        --------------------
                                        Jerome E. Schnee

                               POWER OF ATTORNEY


         The undersigned director of National Sanitary Supply Company ("Company") hereby appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as his or her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Date:  March 1, 1996
                                        /s/ Kenneth F. Vuylsteke
                                        ------------------------
                                        Kenneth F. Vuylsteke